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                                                                      EXHIBIT 21


                          INDEPENDENT BANK CORPORATION
                         Subsidiaries of the Registrant

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                                                                              State of Incorporation
                                                                              ----------------------
IBC Capital Finance
              Ionia, Michigan                                                        Delaware
Independent Bank
              Bay City, Michigan                                                     Michigan
Independent Bank West Michigan
              Rockford, Michigan                                                     Michigan
Independent Bank South Michigan
              Leslie, Michigan                                                       Michigan
Independent Bank East Michigan
              Caro, Michigan                                                         Michigan
IBC Financial Services, Inc. (a subsidiary of Independent Bank)
              Ionia, Michigan                                                        Michigan
IBC Financial Services West Michigan, Inc. (a subsidiary of
              Independent Bank West Michigan)
              Rockford, Michigan                                                     Michigan
IBC Financial Services South Michigan, Inc. (a subsidiary of
              Independent Bank South Michigan)
              Leslie, Michigan                                                       Michigan
IBC Financial Services East Michigan, Inc. (a subsidiary of
              Independent Bank East Michigan)
              Caro, Michigan                                                         Michigan
Independent Title Services, Inc. (a subsidiary of Independent Bank,
              Independent Bank West Michigan, Independent Bank
              South Michigan and Independent Bank East Michigan)
              Rockford, Michigan                                                     Michigan
First Home Financial (a subsidiary of Independent Bank)
              Grand Rapids, Michigan                                                 Michigan
Independent Mortgage Company-Central Michigan
              (a subsidiary of Independent Bank)
              South Ionia, Michigan                                                  Michigan
Independent Mortgage Company-West Michigan
              (a subsidiary of Independent Bank West Michigan)
              Rockford, Michigan                                                     Michigan
Independent Mortgage Company-South Michigan
              (a subsidiary of Independent Bank South Michigan)
              Leslie, Michigan                                                       Michigan
Independent Mortgage Company-East Michigan
              (a subsidiary of Independent Bank East Michigan)
              Caro, Michigan                                                         Michigan

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